UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 15, 2007 are 1.48%, 2.24% and 2.23% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class B anc C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS Massachusetts Tax-Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.60%	2.79%	3.39%	3.29%	4.75%
Class B	1.22%	2.01%	2.62%	2.48%	3.92%
Class C	1.22%	2.02%	2.62%	2.49%	3.94%
Lehman Brothers Municipal Bond Index+	1.15%	3.10%	3.86%	4.02%	5.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/07	$ 14.13	$ 14.12	$ 14.12
3/31/07	$ 14.18	$ 14.17	$ 14.17
Distribution Information: Six Months as of 9/30/07: Income Dividends	$ .27	$ .22	$ .22
Capital Gain Distributions	$ .002	$ .002	$ .002
September Income Dividend	$ .0443	$ .0361	$ .0360
SEC 30-day Yield++	3.11%	2.55%	2.55%
Tax Equivalent Yield++	5.05%	4.14%	4.14%
Current Annualized Distribution Rate++	3.82%	3.12%	3.11%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	55	18
3-Year	15	of	50	30
5-Year	22	of	49	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,816	$10,553	$11,228	$15,187
	Average annual total return	-1.84%	1.81%	2.34%	4.27%
Class B	Growth of $10,000	$9,906	$10,614	$11,212	$14,693
	Average annual total return	-0.94%	2.00%	2.31%	3.92%
Class C	Growth of $10,000	$10,202	$10,808	$11,309	$14,716
	Average annual total return	2.02%	2.62%	2.49%	3.94%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,310	$11,204	$12,176	$16,785
	Average annual total return	3.10%	3.86%	4.02%	5.32%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 15, 2007 is 1.23% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 9/30/07
DWS Massachusetts Tax-Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	1.73%	3.04%	3.65%	3.54%	5.02%
Lehman Brothers Municipal Bond Index+	1.15%	3.10%	3.86%	4.02%	5.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/07	$ 14.13
3/31/07	$ 14.18
Distribution Information: Six Months as of 9/30/07: Income Dividends	$ .29
Capital Gain Distributions	$ .002
September Income Dividend	$ .0471
SEC 30-day Yield++	3.51%
Tax Equivalent Yield++	5.70%
Current Annualized Distribution Rate++	4.07%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.37% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.93% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	55	4
3-Year	8	of	50	16
5-Year	16	of	49	32
10-Year	5	of	42	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,304	$11,136	$11,897	$16,320
	Average annual total return	3.04%	3.65%	3.54%	5.02%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,310	$11,204	$12,176	$16,785
	Average annual total return	3.10%	3.86%	4.02%	5.32%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A and Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,016.00	$ 1,012.20	$ 1,012.20	$ 1,017.30
Expenses Paid per $1,000**	$ 7.76	$ 11.52	$ 11.52	$ 6.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,017.30	$ 1,013.55	$ 1,013.55	$ 1,018.55
Expenses Paid per $1,000**	$ 7.77	$ 11.53	$ 11.53	$ 6.51
Annualized Expense Ratios	Class A	Class B2.29	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.54%	2.29%	2.29%	1.29%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,016.00	$ 1,012.20	$ 1,012.20	$ 1,017.30
Expenses Paid per $1,000**	$ 4.89	$ 8.65	$ 8.65	$ 3.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,020.15	$ 1,016.40	$ 1,016.40	$ 1,021.40
Expenses Paid per $1,000**	$ 4.90	$ 8.67	$ 8.67	$ 3.64
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.97%	1.72%	1.72%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of DWS Massachusetts Tax-Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended September 30, 2007?

A: Over the period, results for both the taxable and municipal bond markets were positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 1.15% for the six-month period ended September 30, 2007.1 The broad taxable bond market returned 2.31% for the same period, as measured by the Lehman Brothers US Aggregate Index.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of the period, municipal issuance was generally ahead of last year's pace, although refunding activity, the primary driver of this increase in supply, eased during the last quarter. On the demand side, many of the institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets unwound their municipal positions in the quarter in the wake of this summer's subprime mortgage crisis. Flows into municipal mutual funds have been positive, and retail investors have been attracted as well by the generally high quality of the asset class.

In September, the US Federal Reserve Board (the Fed) decreased the federal funds rate, a benchmark short-term lending rate, by 0.50% to its current level of 4.75%. Longer-term municipal yields rose during the period, while short-term yields fell modestly. Since a bond's yield moves in the opposite direction of its price, this meant that shorter-maturity municipals provided the best performance over the six months.

The overall result was that the tax-free yield curve steepened over the six-month period.3 On the municipal bond curve, yields on two-year issues fell 13 basis points, while bonds with 30-year maturities experienced a yield increase of 32 basis points, resulting in a total steepening of 45 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

With respect to credit quality, the trend in the municipal market was generally stable over the period.4 High-yield municipal bond performance lagged the broader municipal market over the six months as credit spreads widened.5

5 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.
Municipal Bond Yield Curve (as of 3/31/07 and 9/30/07)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Scudder product.

Past performance is no guarantee of future results.

Q: How did DWS Massachusetts Tax-Free Fund perform for the semiannual period?

A: DWS Massachusetts Tax-Free Fund's Class A shares posted a positive return for the period of 1.60%.(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return compares to 1.15% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's performance for the six months exceeded the 0.39% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.6

6 The Lipper Massachusetts Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category. For the one-, three- and five-year periods this category's average was 1.97% (55 funds), 3.06% (50 funds) and 3.17% (49 funds), respectively, as of 9/30/07.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We have continued to maintain a relatively defensive posture during a period of tight spreads. With respect to credit risk, this translated into an underweighting of lower-quality issues compared to many of our peers.7 This positioning helped performance during the period as credit spreads widened. The yield advantage provided by lower-rated investment-grade issues versus AAA-rated issues has increased in the third quarter to average levels and currently provides an opportunity to invest at more attractive spreads.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.8 In attempting to maintain a duration-neutral stance, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

In this regard, flattening of the yield curve significantly reduced the income advantage provided by longer-term issues. As a result, we have had significant exposure to intermediate-term issues in the 10-year range, while our exposure to issues in the 20- to 30-year range has been lighter than many of our peers. This positioning helped performance over the period as short- and intermediate-term rates fell and the curve steepened. In addition, we have avoided exposure to lower coupon structures which became less attractive as longer-term municipal yields rose over the prior quarter, focusing instead on "cushion bonds" with above market coupon rates that provide a degree of stability in a rising rate environment.

The fund continued to benefit from prerefunding of its holdings. When a municipal bond is to be prerefunded, it typically experiences a strengthening of its price in anticipation of an upgrade in its credit quality to the AAA-level.

August in particular saw an unusually wide range of returns among municipal issues with varying risk profiles. As value-oriented investors, the recent environment of tight spreads led us to take a defensive approach to assuming interest rate and credit risk, which worked well for the fund over the period. While maintaining a strong focus on value and the risk/reward profile of the portfolio, we will look for opportunities to selectively add exposure to longer maturities and lower quality credits given the modest spread widening that occurred over the quarter.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: The fiscal health of Massachusetts remains sound and continued to show signs of improvement during the period. Standard & Poor's Corporation continued to rate the state's bonds AA with a stable outlook, while Moody's Investors Service, Inc. held their rating at Aa2 with a stable outlook.9

9 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Massachusetts carries a relatively high debt burden, and faces many of the same challenges faced by other states including rising health care costs and unfunded pension and retiree health liabilities. In addition, significant new issuance is planned to support improvements to local schools, and the impact of new health care legislation will bear watching. However, the state has a diverse and fundamentally sound economy, with depth in areas including education, health care, technology and financial services. Employment growth has continued and personal income tax revenues have experienced a strong rebound. The state has established a strong record of professional management and fiscal discipline, which is reflected in improving reserves and the avoidance of using one-time revenue sources to offset ongoing costs. Fiscal 2007 is expected to be the fourth consecutive year of strongly favorable operating results.

Portfolio Summary

Diversification	9/30/07	3/31/07

Sales/Special Tax	16%	15%
State General Obligation/Lease	15%	14%
Hospital/Health Revenue	10%	14%
Higher Education	8%	5%
Other General Obligation/Lease	6%	8%
Water and Sewer Revenue	6%	7%
Port/Airport Revenue	4%	4%
Electric Revenue	2%	2%
Resource Recovery	2%	2%
Project Revenue	1%	1%
Miscellaneous Municipal	30%	28%
	100%	100%
Quality	9/30/07	3/31/07

AAA	63%	62%
AA	22%	23%
A	3%	2%
BBB	5%	5%
BB	2%	1%
Not Rated	5%	7%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/07	3/31/07

Less than 1 year	4%	16%
1-4.99 years	39%	30%
5-9.99 years	45%	43%
10-14.99 years	12%	11%
	100%	100%

Weighted average effective maturity: 6.3 years and 5.6 years, respectively.

Diversification, quality and effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.0%
Massachusetts 83.3%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,879,496
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	1,950,000	1,983,501
8.0%, 9/1/2035	980,000	978,922
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,882,061
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	355,000	355,554
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,070,000	1,231,955
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,035,488
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,360,964
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,869,688
5.5%, 9/1/2014	1,735,000	1,868,369
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (a)	2,325,000	2,431,532
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,148,680
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	1,011,470
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2021	2,000,000	2,193,160
Series A, 5.75%, 7/1/2011	355,000	374,752
Series A, 5.75%, 7/1/2015	535,000	564,195
Series B, 6.2%, 3/1/2016	3,100,000	3,511,773
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series C, Prerefunded, ETM, 5.0%, 7/1/2015	190,000	206,448
Series C, 5.0%, 7/1/2015	2,985,000	3,239,232
Series C, Prerefunded, ETM, 5.0%, 7/1/2016	75,000	81,618
Series C, 5.0%, 7/1/2016	2,125,000	2,312,510
Series A, 5.25%, 7/1/2020	6,270,000	6,963,901
Series A, 5.25%, 7/1/2021	5,000,000	5,557,900
Series C, Prerefunded, ETM, 5.5%, 7/1/2017	165,000	186,174
Series C, 5.5%, 7/1/2017	4,835,000	5,472,253
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,637,760
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,754,881
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (a)	1,230,000	1,323,320
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,772,271
6.75%, 5/1/2011	2,745,000	3,041,103
6.875%, 5/1/2014	1,300,000	1,508,091
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,350,463
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (a)	1,200,000	1,296,348
Series A, 5.375%, 1/1/2016 (a)	1,200,000	1,296,348
Series A, 5.375%, 1/1/2017 (a)	1,200,000	1,296,348
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	6,186,125
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (a)	1,645,000	1,791,389
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,718,802
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,114,300
Series F, 5.75%, 7/1/2033	2,000,000	2,069,920
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,097,660
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,800,000	4,607,424
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	3,805,000	4,041,709
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,798,265
Series D, 6.35%, 7/15/2032	3,250,000	3,654,722
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (a)	4,875,000	5,179,882
Series H, 5.375%, 5/15/2019 (a)	1,800,000	1,912,572
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	731,825
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,155,430
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	1,965,000	2,121,886
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,795,000	3,911,013
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,299,050
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	6,801,750
Series A, 5.5%, 12/15/2013	5,000,000	5,532,050
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,620,768
5.5%, 6/15/2014	7,000,000	7,220,220
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,263,348
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,925,338
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (a)	5,000,000	5,433,500
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,333,210
Series C, 6.375%, 8/1/2014	1,000,000	1,073,600
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2021	2,500,000	2,657,575
Series P, 5.0%, 7/1/2022	1,500,000	1,587,165
Massachusetts, State Development Finance Agency Revenue, Charles River School, 3.87%*, 5/1/2037, Citizens Bank of MA (b)	1,000,000	1,000,000
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,724,450
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	7,620,000	7,676,007
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,315,080
Massachusetts, State General Obligation:
Series A, 3.86%*, 2/1/2028	4,200,000	4,200,000
Series A, 4.049%*, 11/1/2018	5,000,000	4,963,050
Series D, 5.5%, 11/1/2016	500,000	565,550
Series D, 5.5%, 11/1/2019	4,325,000	4,896,246
Massachusetts, State General Obligation, Consolidated Loan:
Series C, 5.25%, 8/1/2023 (a)	5,000,000	5,429,850
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,558,111
Series C, 5.5%, 11/1/2015 (a)	12,500,000	14,021,500
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,837,875
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music, Series A, 5.0%, 10/1/2023	3,385,000	3,504,964
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East Issue, Series C, 4.544%*, 11/15/2032	2,000,000	1,871,700
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
Series G-5, 5.0%, 7/1/2022	1,400,000	1,457,512
Series C, Prerefunded, 5.75%, 7/1/2032	7,700,000	8,359,505
Series C, 5.75%, 7/1/2032	300,000	324,099
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	233,902
Series B, 5.25%, 10/1/2013 (a)	280,000	296,565
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,729,950
Series A, 5.0%, 8/15/2024 (a)	7,800,000	8,245,068
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,059
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019 (c)	4,000,000	4,723,160
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Series 7, 5.25%, 2/1/2014	3,705,000	3,919,594
Series 6, 5.625%, 8/1/2015	120,000	127,519
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, Prerefunded, 5.0%, 8/1/2017	5,635,000	6,126,597
Series 11, 5.0%, 8/1/2017	115,000	124,390
Series 11, Prerefunded, 5.0%, 8/1/2020	5,650,000	6,142,906
Series 11, 5.0%, 8/1/2020	100,000	105,703
Massachusetts, State Water Resources Authority:
Series C, Prerefunded, 5.25%, 12/1/2015	2,460,000	2,662,483
Series C, 5.25%, 12/1/2015	1,570,000	1,696,291
Series D, 5.5%, 8/1/2011 (a)	5,000,000	5,351,650
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (a)	4,500,000	4,849,200
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	492,450
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	629,719
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	574,460
Series A, ETM, 5.3%, 7/1/2009	705,000	727,208
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	265,545
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	265,545
Massachusetts, University of Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (a)	2,000,000	2,201,560
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2021 (a)	10,000,000	11,381,700
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,081,250
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,562,750
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,536,662
Series A, 5.5%, 8/1/2013 (a)	1,445,000	1,589,601
Series A, 6.5%, 7/15/2019	3,110,000	3,664,264
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,216,584
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (a)	1,525,000	1,592,253
5.25%, 1/15/2018 (a)	1,515,000	1,581,978
5.25%, 1/15/2019 (a)	1,470,000	1,533,989
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,238,375
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,601,497
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	2,031,062
5.75%, 10/15/2016 (a) (c)	1,725,000	1,847,078
Route 3 North, MA, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (a)	1,105,000	1,168,626
5.75%, 6/15/2013 (a)	2,500,000	2,643,950
5.75%, 6/15/2016 (a)	4,910,000	5,192,718
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (a)	1,000,000	1,079,630
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (a)	1,505,000	1,624,000
5.5%, 8/1/2016 (a)	1,685,000	1,818,233
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (a)	1,250,000	1,348,188
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (a)	1,000,000	1,066,610
5.625%, 8/15/2013 (a)	2,575,000	2,746,521
5.625%, 8/15/2014 (a)	2,575,000	2,746,521
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,575,930
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (a)	1,185,000	1,253,659
Series 2, 5.5%, 11/1/2016 (a)	1,250,000	1,322,425
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (a)	1,170,000	1,266,736
Westford, MA, Other General Obligation Lease, 5.125%, 4/1/2017 (a)	1,150,000	1,200,807
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,207,853
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,372,149
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (a)	705,000	751,960
		386,896,609
Puerto Rico 5.7%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	4,217,808
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,145,641
Series Y, 6.25%, 7/1/2014	145,000	164,188
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series H, 5.5%, 7/1/2016 (a)	10,350,000	11,678,526
Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (a) (c)	5,000,000	5,724,100
Puerto Rico, State General Obligation, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,801,825
		26,732,088
Total Municipal Bonds and Notes (Cost $394,304,206)		413,628,697

Municipal Inverse Floating Rate Notes 23.4%
Massachusetts
Massachusetts, State Special Obligation Revenue, Series A, 5.375%, 6/1/2020 (a) (d)	10,000,000	10,759,200
Trust: Massachusetts, Municipal Security Trust Certificates, Series 7002B, 144A, 6.66%, 6/1/2020, Leverage Factor at purchase date: 2 to 1
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 4-A, 5.25%, 7/1/2014 (a) (d)	5,915,000	6,315,543
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 4-A, 5.25%, 7/1/2015 (a) (d)	1,960,000	2,093,553
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 5-A, 5.25%, 7/1/2014 (a) (d)	1,885,000	2,013,442
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 5-A, 5.25%, 7/1/2015 (a) (d)	1,575,000	1,682,319
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 6-A, 5.25%, 7/1/2014 (a) (d)	4,250,000	4,539,591
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 6-A, 5.25%, 7/1/2015 (a) (d)	3,750,000	4,005,521
Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Nuclear Project, Series 6-A, 5.25%, 7/1/2016 (a) (d)	2,250,000	2,403,313
Trust: Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Series 674, 144A, 8.654%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2016 (a) (d)	5,000,000	5,390,225
Trust: Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.135%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series D, 5.0%, 11/1/2024 (a) (d)	10,000,000	10,841,650
Trust: Massachusetts, State General Obligation, RITES-PA 1281, 144A, 5.82%, 11/1/2024, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2012 (a) (d)	8,390,000	8,686,586
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 592B, AMT, 144A, 6.805%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2011 (a) (d)	1,610,000	1,666,914
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 592A, AMT, 144A, 6.805%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2013 (d)	1,860,000	1,952,144
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598A, AMT, 144A, 8.055%, 7/1/2013, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2014 (d)	1,990,000	2,088,585
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598B, AMT, 144A, 8.055%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2015 (d)	2,130,000	2,235,989
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598C, AMT, 144A, 8.055%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2016 (d)	1,850,000	1,948,614
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598D, AMT, 144A, 8.305%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2017 (d)	1,550,000	1,630,910
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598E, AMT, 144A, 8.305%, 7/1/2017, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority Revenue, Series D, AMT, 6.125%, 7/1/2018 (d)	2,620,000	2,703,840
Trust: Massachusetts, State Port Authority Revenue, RITES-PA 598F, AMT, 144A, 6.805%, 7/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2014 (a) (d)	4,000,000	4,215,980
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2015 (a) (d)	3,000,000	3,161,985
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2016 (a) (d)	3,000,000	3,161,985
Trust: Massachusetts, State Port Authority, Special Facilities Revenue, Series II-R-177, AMT, 144A, 9.25%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Water Resource Authority, Series D, 5.0%, 8/1/2021 (a) (d)	13,175,000	14,127,257
Trust: Massachusetts, State Water Resource Authority, Series R-252, 144A, 5.876%, 8/1/2021, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series E, 5.0%, 11/1/2023 (a) (d)	10,000,000	10,905,250
Trust: Reset Option Certificates Trust II, Various States, Series R-680-1, 144A, 21.72%, 11/1/2023, Leverage Factor at purchase date: 20 to 1
Total Municipal Inverse Floating Rate Notes (Cost $104,408,826)		108,530,396
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $498,713,032)+	112.4	522,159,093
Other Assets and Liabilities, Net	(12.4)	(57,490,753)
Net Assets	100.0	464,668,340
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2007.
+ The cost for federal income tax purposes was $498,563,164. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $23,595,929. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,847,298 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $251,369.
(a) Bond is insured by one of these companies.
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	14.5
Financial Guaranty Insurance Company	13.5
Financial Security Assurance, Inc.	11.6
Municipal Bond Insurance Association	15.5
(b) Security incorporates a letter of credit from a major bank.
(c) At September 30, 2007, this security has been pledged, in whole or part, as collateral for open interest rate swaps.
(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

At September 30, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
11/13/2007- 11/13/2027	4,700,000[1]	Fixed—5.282%	Floating — LIBOR	81,118
Counterparty: [1] Citibank, NA LIBOR: Represents the London Inter-Bank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $498,713,032)	$ 522,159,093
Receivable for investments sold	35,296
Interest receivable	6,179,015
Receivable for Fund shares sold	277,515
Unrealized appreciation on open interest rate swaps	81,118
Other assets	40,504
Total assets	528,772,541
Liabilities
Cash overdraft	89,857
Payable for floating rate notes issued	63,277,500
Payable for Fund shares redeemed	96,711
Distributions payable	295,976
Accrued management fee	178,448
Other accrued expenses and payables	165,709
Total liabilities	64,104,201
Net assets, at value	$ 464,668,340
Net Assets Consist of
Accumulated distributions in excess of net investment income	(81,511)
Net unrealized appreciation (depreciation) on: Investments	23,446,061
Interest rate swaps	81,118
Accumulated net realized gain (loss)	(227,017)
Paid-in capital	441,449,689
Net assets, at value	$ 464,668,340

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($11,356,711 ÷ 803,771 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.13
Maximum offering price per share (100 ÷ 95.50 of $14.13)	$ 14.80

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,836,605 ÷ 413,358 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,922,544 ÷ 348,636 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.12
Class S Net Asset Value, offering and redemption price(a) per share ($442,552,480 ÷ 31,324,762 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.13
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 11,996,708
Expenses: Management fee	1,125,990
Administration fee	221,811
Services to shareholders	340,619
Custodian fee	2,224
Distribution service fees	68,277
Auditing	38,469
Legal	16,574
Trustees' fees and expenses	7,963
Reports to shareholders	31,628
Registration fees	14,914
Interest expense and fees on floating rate notes	1,266,362
Other	17,784
Total expenses before expense reductions	3,152,615
Expense reductions	(217,283)
Total expenses after expense reductions	2,935,332
Net investment income	9,061,376
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	285,367
Interest rate swaps	178,000
463,367
Change in net unrealized appreciation (depreciation) on: Investments	(1,920,907)
Interest rate swaps	294,402
(1,626,505)
Net gain (loss)	(1,163,138)
Net increase (decrease) in net assets resulting from operations	$ 7,898,238

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended September 30, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 12,549,203
Payment of operating expenses	(1,725,153)
Payment of interest expense on floating rate notes	(1,266,362)
Proceeds from sales and maturities of investments	99,883,146
Purchases of investments	(128,250,250)
Net receipt (payment) on interest rate swaps	178,000
Cash provided (used) by operating activities	$ (18,631,416)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 77,189,063
Cost of shares redeemed	(55,159,418)
Distributions paid (net of reinvestment of distributions)	(4,220,900)
Cash provided (used) by financing activities	17,808,745
Increase (decrease) in cash	(822,671)
Cash at beginning of period	732,814
Cash (overdraft) at end of period	$ (89,857)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 7,898,238
Net (increase) decrease in cost of investments	(27,435,691)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	1,920,907
(Increase) decrease in unrealized appreciation on interest rate swaps	(294,402)
(Increase) decrease in receivable for investments sold	(35,296)
(Increase) decrease in interest receivable	(127,612)
(Increase) decrease in other assets	(22,628)
Increase (decrease) in payable for investments purchased	(501,377)
Increase (decrease) in accrued expenses and other payables	(33,555)
Cash provided (used) by operating activities	$ (18,631,416)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 4,843,191
* Non-cash activity from market discount accretion and premium amortization in the net amount of $680,107 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Operations: Net investment income	$ 9,061,376	$ 18,386,454
Net realized gain (loss)	463,367	795,893
Change in net unrealized appreciation (depreciation)	(1,626,505)	1,693,375
Net increase (decrease) in net assets resulting from operations	7,898,238	20,875,722
Distributions to shareholders from: Net investment income: Class A	(218,992)	(504,003)
Class B	(93,820)	(209,571)
Class C	(78,969)	(164,381)
Class AARP	—	(102,258)
Class S	(8,682,961)	(17,405,466)
Net realized gains: Class A	(1,208)	(89,214)
Class B	(643)	(46,159)
Class C	(536)	(36,161)
Class AARP	—	(31,822)
Class S	(44,307)	(2,884,031)
Fund share transactions: Proceeds from shares sold	77,084,889	75,316,869
Reinvestment of distributions	4,843,191	12,388,120
Cost of shares redeemed	(55,205,258)	(84,443,548)
Redemption fees	1,159	3,803
Net increase (decrease) in net assets from Fund share transactions	26,723,981	3,265,244
Increase (decrease) in net assets	25,500,783	2,667,900
Net assets at beginning of period	439,167,557	436,499,657
Net assets at end of period (including accumulated distributions in excess of net investment income of $81,511 and $68,145, respectively)	$ 464,668,340	$ 439,167,557

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.46	$ 14.91	$ 14.80	$ 14.10
Income (loss) from investment operations: Net investment income	.27	.55	.59	.64	.65	.66
Net realized and unrealized gain (loss)	(.05)	.08	(.12)	(.37)	.11	.71
Total from investment operations	.22	.63	.47	.27	.76	1.37
Less distributions from: Net investment income	(.27)	(.55)	(.58)	(.65)	(.65)	(.66)
Net realized gains	(.00)***	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.27)	(.65)	(.73)	(.72)	(.65)	(.67)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.13	$ 14.18	$ 14.20	$ 14.46	$ 14.91	$ 14.80
Total Return (%)[b]	1.60c**	4.52[c]	3.32[c]	1.56	5.25[c]	9.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	14	20	20	14
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.55*	1.49	1.59	1.16	1.11	1.31
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.54*	1.48	1.59	1.16	1.09	1.31
Ratio of expenses after expense reductions (excluding interest expense) (%)	.97*	.98	.98	.94	.95	.97
Ratio of net investment income (%)	3.87*	3.88	4.07	4.40	4.40	4.51
Portfolio turnover rate (%)	22**	41	39	34	25	37
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.79	$ 14.10
Income (loss) from investment operations: Net investment income	.22	.44	.48	.53	.53	.54
Net realized and unrealized gain (loss)	(.05)	.07	(.10)	(.37)	.11	.70
Total from investment operations	.17	.51	.38	.16	.64	1.24
Less distributions from: Net investment income	(.22)	(.44)	(.48)	(.54)	(.53)	(.54)
Net realized gains	(.00)***	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.22)	(.54)	(.63)	(.61)	(.53)	(.55)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.12	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.79
Total Return (%)[b]	1.22**	3.66[c]	2.63[c]	.81	4.39[c]	8.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	7	8	8	7
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.29*	2.25	2.36	1.91	1.94	2.14
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.29*	2.24	2.34	1.91	1.91	2.14
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.72*	1.74	1.73	1.69	1.77	1.80
Ratio of net investment income (%)	3.12*	3.12	3.32	3.65	3.58	3.68
Portfolio turnover rate (%)	22**	41	39	34	25	37
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Income (loss) from investment operations: Net investment income	.22	.44	.48	.53	.53	.54
Net realized and unrealized gain (loss)	(.05)	.07	(.10)	(.37)	.10	.70
Total from investment operations	.17	.51	.38	.16	.63	1.24
Less distributions from: Net investment income	(.22)	(.44)	(.48)	(.54)	(.53)	(.54)
Net realized gains	(.00)***	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.22)	(.54)	(.63)	(.61)	(.53)	(.55)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.12	$ 14.17	$ 14.20	$ 14.45	$ 14.90	$ 14.80
Total Return (%)[b]	1.22**	3.67[c]	2.63[c]	.81	4.34[c]	8.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6	6	7	4
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.29*	2.25	2.35	1.90	1.92	2.13
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.29*	2.23	2.34	1.90	1.89	2.13
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.72*	1.73	1.73	1.68	1.75	1.79
Ratio of net investment income (%)	3.12*	3.13	3.32	3.66	3.60	3.69
Portfolio turnover rate (%)	22**	41	39	34	25	37
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.18	$ 14.20	$ 14.46	$ 14.90	$ 14.80	$ 14.10
Income (loss) from investment operations: Net investment income	.29	.59	.62	.68	.68	.69
Net realized and unrealized gain (loss)	(.05)	.08	(.11)	(.37)	.11	.71
Total from investment operations	.24	.67	.51	.31	.79	1.40
Less distributions from: Net investment income	(.29)	(.59)	(.62)	(.68)	(.69)	(.69)
Net realized gains	(.00)***	(.10)	(.15)	(.07)	—	(.01)
Total distributions	(.29)	(.69)	(.77)	(.75)	(.69)	(.70)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.13	$ 14.18	$ 14.20	$ 14.46	$ 14.90	$ 14.80
Total Return (%)	1.73b**	4.78[b]	3.59	1.84	5.42	10.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	443	416	401	431	485	523
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.39*	1.24	1.35	.92	.88	1.08
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.29*	1.23	1.35	.92	.88	1.08
Ratio of expenses after expense reductions (excluding interest expense) (%)	.72*	.73	.74	.70	.74	.74
Ratio of net investment income (%)	4.12*	4.13	4.32	4.63	4.61	4.74
Portfolio turnover rate (%)	22**	41	39	34	25	37
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended September 30, 2007 was $63,277,500 with a weighted average interest rate of 4.03%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, investments in futures contracts and securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at September 30, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $127,748,873 and $99,918,442, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	.515%
Next $600 million of such net assets	.440%
Over $1 billion of such net assets	.415%

Accordingly, for the six months ended September 30, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.51% of the Fund's average daily net assets.

For the period from April 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.97%
Class S	.72%

Accordingly, for the six months ended September 30, 2007, the Advisor reimbursed the Fund $148,399 of other expenses for Class S shares.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2007, the Advisor received an Administration Fee of $221,811, of which $38,015 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Class A	$ 2,352	$ 328	$ 1,010
Class B	1,283	—	591
Class C	886	—	746
Class S	68,390	68,390	—
	$ 72,911	$ 68,718	$ 2,347

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	$ 22,515	$ 3,651
Class C	18,953	3,070
	$ 41,468	$ 6,721

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2007	Annualized Effective Rate
Class A	$ 13,286	$ 2,262.23%
Class B	7,345	1,161.24%
Class C	6,178	1,094.24%
	$ 26,809	$ 4,517

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2007 aggregated $694.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2007, the CDSC for Class B and C shares aggregated $5,721 and $350, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,120, of which $7,499 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended September 30, 2007, the custodian fee was reduced by $166 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	55,165	$ 777,021	208,762	$ 2,963,037
Class B	17,705	247,494	12,456	176,629
Class C	36,028	506,344	48,994	697,291
Class AARP*	—	—	1,195	16,894
Class S	5,406,242	75,554,030	5,041,524	71,463,018
		$ 77,084,889		$ 75,316,869
Shares issued to shareholders in reinvestment of distributions
Class A	11,289	$ 158,284	29,005	$ 411,663
Class B	4,159	58,280	11,268	159,815
Class C	4,312	60,414	10,896	154,550
Class AARP*	—	—	5,289	74,398
Class S	325,741	4,566,213	816,367	11,587,694
		$ 4,843,191		$ 12,388,120
Shares converted*
Class AARP	—	$ —	(531,962)	$ (7,480,031)
Class S	—	—	531,622	7,480,031
		$ —		$ —
Shares redeemed
Class A	(81,069)	$ (1,137,080)	(406,974)	$ (5,780,723)
Class B	(51,709)	(725,089)	(53,603)	(761,238)
Class C	(56,779)	(795,760)	(89,124)	(1,265,606)
Class AARP*	—	—	(102,338)	(1,440,986)
Class S	(3,750,037)	(52,547,329)	(5,298,272)	(75,194,995)
		$ (55,205,258)		$ (84,443,548)
Redemption fees		$ 1,159		$ 3,803
Net increase (decrease)
Class A	(14,615)	$ (201,775)	(169,207)	$ (2,406,023)
Class B	(29,845)	(419,315)	(29,879)	(424,794)
Class C	(16,439)	(228,970)	(29,234)	(413,765)
Class AARP*	—	—	(627,816)	(8,829,725)
Class S	1,981,946	27,574,041	1,091,241	15,339,551
		$ 26,723,981		$ 3,265,244
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that DIMA agreed to accept the introduction of new breakpoints in the Fund's investment management fee schedule during 2007. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007